Exhibit 10.47
FEASIBILITY STUDY, LICENSE AND OPTION AGREEMENT
     This Feasibility Study, License and Option Agreement (this “Agreement”) is made effective as of August 31, 2008 (the “Effective Date”), by and between Archemix Corp, a Delaware corporation with offices at 300 Third Street, Cambridge, Massachusetts 02142 (“Archemix”), and Eli Lilly and Company, an Indiana corporation with a business address at Lilly Corporate Center, Indianapolis, Indiana 46285 (“Lilly”). Archemix and Lilly are each sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”
     WHEREAS, Archemix is the owner of or otherwise controls, certain patents related to (a) the identification and optimization of aptamers using its proprietary SELEX Process and SELEX Technology (each as defined herein) and (b) the use of such aptamers for controlling, curing, treating, preventing or delaying the onset or progression of human diseases and conditions;
     WHEREAS, Lilly desires to obtain an option to have Archemix conduct a Feasibility Study (as defined herein) with the objective of demonstrating Archemix’s ability to generate high-affinity aptamer hits against targets of therapeutic interest to Lilly and, to the extent high-affinity aptamers are obtained, to obtain an additional option to enter into a collaboration and license agreement for a specified number of targets; and
     WHEREAS, Archemix is willing to grant Lilly such options and to conduct such Feasibility Study on the terms and subject to the conditions of this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:
1. DEFINITIONS
     Whenever used in the Agreement with an initial capital letter, the terms defined in this Article 1 shall have the meanings specified and may be used in singular or plural.
     1.1 “Active Aptamer” means any Aptamer identified in the conduct of the Feasibility Study or otherwise under this Agreement during the Feasibility Study Term, in any case, that binds with high specificity and affinity to a Feasibility Study Target and any Aptamer(s) Derived therefrom that binds with high specificity and affinity to such Feasibility Study Target at a level to be discussed and agreed upon by the Parties, but typically having dissociation constants in the range of [***].
     1.2 “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls or is controlled by or is under common control with, such Person. For purposes of this definition, “control” means (a) ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors in the case of a corporation or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, (b) status as a general partner in any partnership, or (c) any other arrangement whereby a Person controls or has the right to control the board of directors of a corporation or equivalent governing
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

body of an entity other than a corporation.
     1.3 “AME Patent Rights” means (a) the patents described in Schedule 1 attached hereto; (b) any patent application claiming priority to any such patent or to which any such patent claims priority; (c) any divisional, continuation, continuation-in-part (to the extent that the continuation-in-part is entitled to the priority date of an initial patent or patent application which is the subject of this Agreement), reissue, reexamination, confirmation, revalidation, registration, patent of addition, renewal, extension or substitute thereof, or any patent issuing therefrom or any supplementary protection certificates related thereto, as well as any certificate of invention or applications therefrom; and (d) all foreign equivalents of any of the foregoing.
     1.4 “Applicable Laws” means federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, guidance, guidelines or requirements of regulatory authorities, national securities exchanges or securities listing organizations, that may be in effect from time to time during the Term and are applicable to a particular activity hereunder.
     1.5 “Aptamer” means any naturally or non-naturally occurring oligonucleotide identified through the SELEX Process but excluding Spiegelmers.
     1.6 “Aptamer-Related Patent Rights”means any Patent Rights that contain one or more claims that cover Aptamer-Related Technology.
     1.7 “Aptamer-Related Technology”means any Feasibility Study Technology that (a) relates, directly or indirectly, to Aptamers, including  the manufacture, formulation, delivery or use of Aptamers and (b) is conceived or first reduced to practice by employees of, or consultants to, Lilly or Archemix, alone or jointly with any Third Party. For purposes of clarity, Aptamer-Related Technology shall not include any Active Aptamers.
     1.8 “Archemix Background Technology”means any Technology that is used by Archemix, or provided by Archemix for use, in the Feasibility Study that is (a) Controlled by Archemix as of the Effective Date or (b) conceived or first reduced to practice by employees of, or consultants to, Archemix after the Effective Date other than in the conduct of the Feasibility Study. For purposes of clarity, Archemix Background Technology shall include the SELEX Process and SELEX Technology.
     1.9 “Archemix Collaboration Partner” means any Third Party with whom Archemix is engaged, from time to time, in an active bona fide collaborative effort to research, identify, characterize, optimize, develop and/or commercialize Archemix Products, which collaborative effort is evidenced by a written agreement. For purposes of clarity, as used in this definition, a “collaborative effort” includes, without limitation, out-licensing of products developed by Archemix or its Affiliates. Archemix acknowledges and agrees that Archemix is not authorized to sublicense the Lilly Patent Rights to any third party, except under such a collaboration agreement and that no Archemix Collaboration Partner may further sublicense, assign or otherwise transfer rights under the Lilly Patent Rights unless such further sublicense, assignment or other transfer is limited to the research, identification, characterization, optimization, development and/or commercialization of Archemix Products that originated from
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Archemix or the specific collaborative effort between Archemix and such Third Party.
     1.10 “Archemix Feasibility Study Activities”means all activities specified to be conducted by Archemix in any Feasibility Study Plan. Without limiting the foregoing, Archemix Feasibility Study Activities shall include the application of the SELEX Process and SELEX Technology to generate Active Aptamers against Feasibility Study Targets.
     1.11 “Archemix Feasibility Study Technology”means any Feasibility Study Technology that is conceived or first reduced to practice by employees of, or consultants to, Archemix, alone or jointly with any Third Party. For purposes of clarity, Archemix Feasibility Study Technology shall include all Active Aptamers.
     1.12 “Archemix Field”means any and all uses.
     1.13 “Archemix-Gilead Collaboration Agreement” means the Collaboration Agreement between Gilead Sciences, Inc. and Archemix dated October 21, 2001, as amended.
     1.14 “Archemix Materials”means any Proprietary Materials that are Controlled by Archemix and used by Archemix, or provided by Archemix for use, in the Feasibility Study. For purposes of clarity, Archemix Materials shall include all Aptamers.
     1.15 “Archemix Patent Rights”means any Patent Rights Controlled by Archemix that contain one or more claims that cover Archemix Technology.
     1.16 “Archemix Portfolio” means those Patent Rights covering the processes used for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing as set forth in Schedule 3.
     1.17 “Archemix Product”means any product comprised of an Aptamer.
     1.18 “Archemix Technology”means, collectively, Archemix Background Technology and Archemix Feasibility Study Technology.
     1.19 “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the year in which the Effective Date falls and thereafter each successive period of twelve (12) months commencing on January 1 and ending on December 31.
     1.20 “Challenge” means any challenge to the validity or enforceability of any Archemix Patent Right or Lilly Patent Right in the absence of a breach of this Agreement including, without limitation, by (a) filing a declaratory judgment action in which any Archemix Patent Right or Lilly Patent Right is alleged to be invalid or unenforceable; (b) citing prior art pursuant to [***], filing a request for re-examination of any Archemix Patent Right or Lilly Patent Rights pursuant to [***] or provoking or becoming party to an interference with an application for any Archemix Patent Right or Lilly Patent Right pursuant to [***]; or (c) filing or commencing any reexamination, opposition, cancellation, nullity or similar proceedings against any Archemix Patent Right or Lilly Patent Right in any country.
     1.21 “Collaboration Agreement”means the collaboration and license agreement to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

be executed by the Parties upon the exercise of any Collaboration/License Option pursuant to Section 2.5.
     1.22 “Commercially Reasonable Efforts” means, with respect to the activities of Archemix in conducting the Feasibility Study under this Agreement, the efforts and resources customarily used by similarly sized biotechnology companies in the performance of such research activities for other products owned by such companies which are of similar market potential and at a similar stage of development, taking into account the competitiveness of the market place, the regulatory structure involved and other relevant and material factors.
     1.23 “Confidential Information” means all information and Technology disclosed or provided by, or on behalf of a Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) or to any of the Receiving Party’s employees, consultants, Affiliates or sublicensees (“Representatives”) pursuant to or in connection with this Agreement; provided, that, none of the foregoing shall be Confidential Information if: (a) as of the date of disclosure, it is known to the Receiving Party or its Representatives, as demonstrated by credible written documentation, other than by virtue of a prior confidential disclosure to such Receiving Party; (b) as of the date of disclosure it is in the public domain or it subsequently enters the public domain other than through a breach by the Receiving Party or its Representatives of a contractual obligation; (c) it is obtained by the Receiving Party from a Third Party having a lawful right to make such disclosure free from any obligation of confidentiality to the Disclosing Party or its Representatives; or (d) it is independently developed by or for the Receiving Party or its Representatives without reference to or use of any Confidential Information of the Disclosing Party or its Representatives as demonstrated by credible written documentation. For purposes of clarity, unless excluded from Confidential Information pursuant to the provisos of the preceding sentence, any scientific, technical or financial information Controlled by a Disclosing Party and disclosed at any meeting of the Parties shall constitute Confidential Information of the Disclosing Party.
     1.24 “Control” or “Controlled” means with respect to Technology or Patent Rights, the possession by a Party of the right to grant a license or sublicense to such Technology or Patent Rights as provided herein without the payment of additional consideration to, and without violating the terms of any agreement or arrangement with, any Third Party and without violating any Applicable Laws.
     1.25 “Derived” means directly identified, developed, created, synthesized, designed, resulting or generated from, conjugated to or complexed with.
     1.26 “Diagnosis” means (a) the determination or monitoring of (i) the presence or absence of a disease, (ii) the stage, progression or severity of a disease or (iii) the effect on a disease of a particular treatment; and/or (b) the selection of patients for a particular treatment with respect to a disease.
     1.27 “Diagnostic Product” means, collectively, In Vitro Diagnostic Agents, In Vivo Diagnostic Agents and any product used for Diagnosis.
     1.28 “FDA” means the United States Food and Drug Administration and any
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

successor agency or authority thereto.
     1.29 “Feasibility Study” means the activities carried out by Archemix and Lilly pursuant to the Feasibility Study Plan.
     1.30 “Feasibility Study Plan”means the written plan describing the activities to be carried out by Archemix and Lilly in conducting the Feasibility Study pursuant to this Agreement as set forth in Exhibit A, as such written plan may be amended, modified or updated from time-to-time.
     1.31 “Feasibility Study Targets” means the Targets listed on the Feasibility Study Target List.
     1.32 “Feasibility Study Target List”means the list of up to five (5) Feasibility Study Targets to be identified by Lilly upon exercise of the Feasibility Study Option.
     1.33 “Feasibility Study Technology”means any Technology (including, without limitation, any new and useful process, method of manufacture or composition of matter) or Proprietary Materials that are conceived or first reduced to practice (actively or constructively) by either Party in the conduct of the Feasibility Study during the Feasibility Study Term.
     1.34 “Feasibility Study Term”means, with respect to each Feasibility Study Target, the period beginning on the acceptance by Archemix of such Feasibility Study Target pursuant to Section 2.3.4 and ending (a) with respect to any such Feasibility Study Target with regard to which no Active Aptamer is identified, a period of [***] following the initiation of Archemix Feasibility Study Activities with respect to such Feasibility Study Target; and (b) with respect to any Feasibility Study Target with regard to which an Active Aptamer is identified, a period of [***] following the delivery by Archemix to Lilly of quantities of such Active Aptamer pursuant to Section 2.4.5; provided, that, if this Agreement is terminated prior to the end of the Feasibility Study Term, the effective date of such early termination shall become the last day of the Feasibility Study Term.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.35 “Field” means the control, prevention, treatment, cure or delay of onset or progression of any Indication in animals and humans, but excluding, without limitation, Diagnostic Products, In Vivo Imaging Applications, Radio Therapeutics and all non-therapeutic uses.
     1.36 “Indication” means any indication, disease, disorder or condition in the Field, which can be treated, controlled, prevented, cured or the onset or progression of which can be delayed.
     1.37 “In Vitro Diagnostic Agent” means any product that uses the SELEX Process or one or more Aptamers in the assay, testing or determination, outside of a living organism, of a substance in a test material. In Vitro Diagnostics shall include, among other things, the use of the SELEX Process or Aptamers in the assay, testing or determination: (a) outside of a living organism, (i) of a human substance in a test material, often to identify or follow the progression of a disease or disorder or to select a patient for treatment; (ii) of a plant substance, animal substance or other substance in a test material, often to identify or follow the progression of a disease, process or disorder in a human or non-human organism; and (iii) of environmental substances (as in water quality testing); (b) of a substance on a test material such as cells (as in FACS analysis or other measurements of pathogens within biological samples); and (c) any other in vitro diagnostic use of the SELEX Process or Aptamers in drug development processes, including target identification, pre-clinical and clinical testing, and the following more specific examples of uses of Aptamer technology: (i) to observe, through protein profiling, protein levels moving up or down in diseases or models of diseases, and to evaluate whether such proteins are sensible targets for the development of therapeutic agents; (ii) to observe coordinated expression of protein pathways in a variety of biological states in various systems; (iii) to study protein or metabolite levels during pre-clinical drug candidate evaluation in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response); and (iv) to study human protein or metabolite levels in response to putative therapeutic agents during clinical trials (e.g., as markers of efficacy or response). Notwithstanding the above, In Vitro Diagnostic Agents do not include any of the above-identified activities directed at the discovery or development of Aptamers by Lilly under and pursuant to the terms of this Agreement.
     1.38 “In Vivo Diagnostic Agent” means any product containing one or more Aptamers that is used for any human in vivo diagnostic purpose related to (inter alia) the identification, quantification or monitoring of the propensity toward, or actual existence of, any disease state.
     1.39 “Joint Patent Rights”means (a) all Patent Rights that contain one or more claims that cover Joint Technology and (b) all Aptamer-Related Patent Rights.
     1.40 “Joint Technology”means (a) any Feasibility Study Technology that is jointly conceived or first reduced to practice (actively or constructively) by employees of, or consultants to, Lilly and employees of, or consultants to, Archemix and (b) all Aptamer-Related Technology.
     1.41 “Kauffman-Ixsys Agreement” means the License Agreement between Stuart A. Kauffman, M.D. and Ixsys, Inc. dated November 3, 1994, as amended.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.42 “Knowledge” means, with respect to Archemix, the actual knowledge of the chief executive officer, any vice president or the chief legal officer of Archemix.
     1.43 “Lilly Feasibility Study Technology”means any Feasibility Study Technology that (a) is conceived or first reduced to practice by employees of, or consultants to, Lilly, alone or jointly with any Third Party and (b) is not Aptamer-Related Technology.
     1.44 “Lilly Target Specific Patent Rights”means any Patent Rights Controlled by Lilly during the Feasibility Study Term that contain one or more claims that cover Lilly Target Specific Technology.
     1.45 “Lilly Target Specific Technology”means any Technology that is Controlled by Lilly during the Feasibility Study Term that is necessary or useful for the conduct of the Feasibility Study involving any Feasibility Study Target.
     1.46 “Lilly Materials”means any Proprietary Materials that are Controlled by Lilly and provided by Lilly for use in the Feasibility Study. For purposes of clarity, Lilly Materials shall include all Feasibility Study Targets provided to Archemix for use in the Feasibility Study.
     1.47 “Lilly Patent Rights”means (a) any Patent Rights Controlled by Lilly that contain one or more claims that cover Lilly Technology and (b) AME Patent Rights.
     1.48 “Lilly Technology”means, collectively, Lilly Feasibility Study Technology and Lilly Target-Specific Technology.
     1.49 “Patent Rights” means all rights and interests in and to issued patents and pending patent applications including, without limitation, non-provisional patent applications, and all divisions, continuations and continuations-in-part thereof, patents issuing on any of the foregoing, all reissues, reexaminations, renewals and extensions thereof, and supplementary protection certificates therefor, as well as any certificates of invention or applications therefor, and all foreign equivalents of any of the foregoing.
     1.50 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.
     1.51 “Radio Therapeutics” means any product for human therapeutic use that contains one or more Aptamers that targets specifically any diseased tissue, cells or disease-specific molecules or any tissue or cells which are affected by a disease or located in the close neighborhood of a disease process and is linked to or incorporates (a) radionucleotides or (b) any structure or elements which develop therapeutic effects similar to the effect of linking or incorporating radionucleotides after submission of any kind of radiation.
     1.52 “SELEX Process” means the processes used for the identification or generation of a nucleic acid that binds to a Target by means other than Watson-Crick base-pairing covered by the claims in (a) the SELEX Portfolio, (b) the Archemix Portfolio or (c) any continuation,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

divisional, continuation-in-part, substitution, renewal, reissue, re-examination or extension, or any foreign equivalent, of any such claims.
     1.53 “SELEX Portfolio” means those Patent Rights licensed by Gilead to Archemix pursuant to the Archemix-Gilead Collaboration Agreement set forth in Schedule 4.
     1.54 “SELEX Technology” means (a) oligonucleotides that bind to a Feasibility Study Target by means other than Watson-Crick base-pairing that consist of or incorporate structural elements that are generally applicable to such oligonucleotides independent of Feasibility Study Targets (e.g., a novel nucleoside, bond or linkage or combination(s) thereof, for example, deoxypurine and 2’O-methyl substituted prymidine compositions) as used in such oligonucleotides, and (b) any process for modifying, optimizing and/or stabilizing oligonucleotides that bind to a Feasibility Study Target by means other than Watson-Crick base-pairing that is generally applicable to such oligonucleotides independent of Feasibility Study Targets wherein such modification, optimization or stabilization includes, without limitation, minimization, truncation, conjugation, pegylation, complexation, substitution, deletion and/or incorporation of modified nucleotides; provided, however, that SELEX Technology does not include Active Aptamers and that the SELEX Technology is covered by the claims in (a) the SELEX Portfolio, (b) the Archemix Portfolio, or both or (c) any continuation, divisional, continuation-in-part, substitution, renewal, reissue, re-examination or extension, or any foreign equivalent, of any such claims.
     1.55 “Spiegelmer”means an oligonucleotide consisting of at least [***] percent ([***]%) [***], including any structural variations and modifications, derivatives, homologs, analogs and/or mimetics to the [***] components (other than [***]), identified through the use of the SELEX Process.
     1.56 “Target” means a protein, cytokine, enzyme, receptor, transducer, transcription factor, antigen or any other non-nucleic acid molecule.
     1.57 “Technology” means, collectively, inventions, discoveries, improvements, trade secrets and proprietary methods, whether or not patentable, including, without limitation: (a) methods of production or use of, and structural and functional information pertaining to, chemical compounds and (b) compositions of matter, data, formulations, processes, techniques, know-how and results (including any negative results).
     1.58 “Territory” means all countries and jurisdictions of the world.
     1.59 “Third Party” means any person or entity other than Lilly, Archemix and their respective Affiliates.
     1.60 “ULEHI” means University License Equity Holdings, Inc., formerly known as UTC.
     1.61 “URC Collaboration Agreement” means the Restated Assignment and Collaboration Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead Sciences, Inc. as successor in interest to NeXstar Pharmaceuticals, Inc.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.62 “UTC” means University Technology Corporation, the successor in interest to the University Research Corporation.
     Additional Definitions. In addition, each of the following definitions shall have the respective meanings set forth in the section of this Agreement indicated below:

Definition	Section
AAA	8.2.1
Agreement	Recitals
Archemix	Recitals
Archemix AME License	2.1.1
Archemix Claims	6.1
Archemix Indemnitees	6.1
Bankruptcy Action	7.2.4
Collaboration Agreement	2.5.2(a)
Collaboration/License Negotiation Period	2.5.2(a)
Collaboration/License Option	2.5.1
Collaboration/License Option Exercise Notice	2.5.2(a)
Collaboration/License Option Period	2.5.2(a)
Disclosing Party	1.22
Effective Date	Recitals
Exclusive Feasibility Study Target	2.3.2
Exclusive Feasibility Study Target Notice	2.3.2
Expired Collaboration/License Option	2.5.3
Feasibility Study License	2.1.1
Feasibility Study Option	2.2.1
Feasibility Study Option Exercise Notice	2.2.2
Feasibility Study Option Period	2.2.2
Feasibility Study Target Notice	2.3.1
Gilead Indemnitee	6.4
Indemnified Party	6.3
Indemnifying Party	6.3
Infringement	4.5.1
Infringement Notice	4.5.1
Lilly	Recitals
Lilly Claims	6.2
Lilly Indemnities	6.2
Negotiation Dispute	2.5.2
Party	Recitals
Parties	Recitals
Receiving Party	1.22
Recipient Party	2.4.6
Representatives	1.22
Term	7.1
Third Party Expert	8.2.2(a)
Transferring Party	2.4.6
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2. GRANT OF RIGHTS
     2.1 Grant of Licenses to Archemix.
          2.1.1 Grant of Licenses. Subject to the other terms and conditions of this Agreement and in consideration of the grant by Archemix to Lilly of the rights set forth in Sections 2.2 and 2.5, Lilly hereby grants to Archemix (a) a non-exclusive, royalty-free, fully paid-up license during the Feasibility Study Term, without the right to grant sublicenses, under all Lilly Target Specific Technology and Lilly Target Specific Patent Rights to conduct the Feasibility Study with the Feasibility Study Targets that are identified in a Feasibility Study Option Exercise Notice (the “Feasibility Study License”) and (b) a non-exclusive, royalty-free, fully paid-up, perpetual, irrevocable (except in the event of termination by Lilly under Section 7.2.3 during the Feasibility Study Term when such license shall be revocable for material breach or as extended during the Collaboration/License Negotiation Period under Section 2.5.2(a), if applicable), worldwide license, with the right to grant sublicenses to Archemix Collaboration Partners, under AME Patent Rights, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import, have imported, export, have exported, and commercialize Archemix Products within the Archemix Field (the “Archemix AME License”).
     2.2 Grant of Feasibility Study Option to Lilly.
          2.2.1 Feasibility Study Option Grant. Archemix hereby grants Lilly an option (the “Feasibility Study Option”) to have Archemix conduct the Feasibility Study for the purpose of having Archemix demonstrate its ability to generate Active Aptamers against Feasibility Study Targets.
          2.2.2 Feasibility Study Option Exercise. Subject to Section 2.2.3, Lilly shall have the right to exercise the Feasibility Study Option at any time during the period commencing on the Effective Date and continuing until [***] (the “Feasibility Study Option Period”), by delivering written notice of exercise thereof (the “Feasibility Study Option Exercise Notice”) on or before the expiration of the Feasibility Study Option Period, which Feasibility Study Option Exercise Notice shall include the Feasibility Study Target Notice. Upon the exercise by Lilly of the Feasibility Study Option, (a) Lilly shall be deemed to have granted Archemix the Feasibility Study License set forth in Section 2.1.1(a) and (b) Archemix shall commence the Feasibility Study with respect to the Feasibility Study Targets identified in the Feasibility Study Option Exercise Notice within [***] of the date of such exercise; provided, that, (i) Lilly has provided Archemix with the materials and resources as set forth in Section 2.4.2 and (ii) notwithstanding the foregoing, Archemix shall not be required to initiate the Feasibility Study prior to [***].
          2.2.3 Feasibility Study Option Expiration. In the event that Lilly fails to (a) exercise the Feasibility Study Option on or before the expiration of the Feasibility Study Option Period, or (b) provide the materials and resources required by Section 2.4.2 on a timely basis following the exercise by Lilly of the Feasibility Study Option, all rights granted by Archemix to Lilly pursuant to this Agreement with respect to the Feasibility Study Option shall terminate at Archemix’s sole discretion and upon notice to Lilly.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     2.3 Designation of Feasibility Study Targets.
          2.3.1 Designation of Feasibility Study Targets. Subject to Sections 2.3.3, 2.3.4 and 2.3.5, during the period commencing on the Effective Date and continuing until the expiration of the Feasibility Study Option Period, Lilly shall have the one-time right to request that up to [***] Targets be accepted by Archemix as Feasibility Study Targets and included on the Feasibility Study Target List by providing written notice to Archemix, which notice shall identify each such proposed Feasibility Study Target (each, a “Feasibility Study Target Notice”). Archemix shall determine whether to accept or reject any such proposed Feasibility Study Target pursuant to Section 2.3.4. To the extent Archemix accepts any Target for inclusion as a Feasibility Study Target on the Feasibility Study Target List in accordance with Section 2.3.4 such Target shall be included as a Feasibility Study Target. To the extent that Archemix rejects any Target for inclusion as a Feasibility Study Target on the Feasibility Study Target List in accordance with Section 2.3.4 Lilly shall have no rights under this Agreement with respect to such Target.
          2.3.2 Designation of Exclusive Feasibility Study Targets. Subject to Sections 2.3.3, 2.3.4 and 2.3.5, during the period commencing on Archemix’s receipt of the Feasibility Study Option Exercise Notice and Feasibility Study Target Notice and continuing until the expiration of the Feasibility Study Term, Lilly shall have the right to request that up to two (2) Feasibility Study Targets be accepted by Archemix as exclusive Feasibility Study Targets (each, an “Exclusive Feasibility Study Target”) and designated on the Feasibility Study Target List as Exclusive Feasibility Study Targets by providing written notice to Archemix, which notice shall identify each such proposed Exclusive Feasibility Study Target (each, an “Exclusive Feasibility Study Target Notice”). To the extent Archemix accepts any Feasibility Study Target for designation as an Exclusive Feasibility Study Target on the Feasibility Study Target List in accordance with Section 2.3.4 during the Feasibility Study Term, Archemix shall not, and shall cause each of its Affiliates to not, conduct any activity, that involves the research, development or commercialization of, or grant any license or other rights to any Archemix Collaboration Partner under any Proprietary Materials, Technology or Patent Rights Controlled by Archemix or any of its Affiliates to research, develop or commercialize, any Aptamer binding to such Exclusive Feasibility Study Target in the Field. To the extent that Archemix rejects any Target for designation as an Exclusive Feasibility Study Target on the Feasibility Study Target List in accordance with Section 2.3.4, such Feasibility Study Target will remain a Feasibility Study Target and Lilly shall have no exclusive rights under this Agreement with respect to such Feasibility Study Target. For purposes of clarity, Lilly shall have no rights under this Agreement with respect to any Target unless and until such Target is proposed by Lilly pursuant to Section 2.3.1 and accepted by Archemix as a Feasibility Study Target pursuant to Section 2.3.4.
          2.3.3 Selection of Proposed Targets. Lilly hereby agrees that it shall propose Targets for inclusion as Feasibility Study Targets only after reasonable consultation and discussion with Archemix and only after consideration by Lilly of the technical feasibility and availability of such Targets.
          2.3.4 Acceptance/Rejection of Feasibility Study Targets by Archemix. To the extent Lilly requests the inclusion of a Target as a Feasibility Study Target pursuant to Sections 2.3.1 or the designation of a Feasibility Study Target as an Exclusive Feasibility Study Target
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

pursuant to Section 2.3.2, Archemix shall accept or reject the proposed Target within [***] days after receipt of such notice from Lilly. A Target proposed by Lilly for inclusion on the Feasibility Study Target List or for designation as an Exclusive Feasibility Study Target on the Feasibility Study Target List may only be rejected by Archemix if prior to Lilly’s notice (a) Archemix is prohibited by an executed contract from licensing Aptamers against such proposed Target or its natural ligand(s), to Lilly, (b) Archemix is in active negotiations, as demonstrated by written term sheets with a Third Party with respect to a license, collaboration or similar agreement relating to Aptamers against such Target or its natural ligand(s), (c) Archemix is developing, for its own benefit, Aptamers against such Target or its natural ligand(s) under a bona fide internal development program against such Target, has adopted a research plan for such Target or its natural ligand, or has formally designated such Target or its natural ligand(s) for research or (d) Archemix has identified such Target as a cardiovascular or hematologic Target of strategic interest to Archemix, in each of (c) and (d) as demonstrated by credible written evidence. If Lilly requests the inclusion of [***] or more Targets as Feasibility Study Targets pursuant to Section 2.3.1 or the designation of two (2) or more Feasibility Study Targets as Exclusive Feasibility Study Targets pursuant to Section 2.3.2 and Archemix accepts less than [***] such Feasibility Study Targets and/or less than two (2) Exclusive Feasibility Study Targets pursuant to this Section 2.3.4, Lilly shall have up to [***] additional periods of [***] days each, each such period to begin upon receipt of the applicable notice from Archemix rejecting or accepting proposed Targets, to request that additional Targets be included as Feasibility Study Targets pursuant to Section 2.3.1 or additional Feasibility Study Targets be designated as Exclusive Feasibility Study Targets pursuant to Section 2.3.2, subject in either case to Section 2.3.5, until such time as [***] Feasibility Study Targets and two (2) Exclusive Feasibility Study Targets have been accepted by Archemix pursuant to this Section 2.3.4.
          2.3.5 Limitation on Number of Feasibility Study Targets and Exclusive Feasibility Study Targets. Notwithstanding anything to the contrary in this Agreement, under no circumstances shall Lilly have, at any one time, (a) more than [***] Feasibility Study Targets on the Feasibility Study Target List nor (b) more than two (2) Exclusive Feasibility Study Targets on the Feasibility Study Target List.
     2.4 Conduct of Feasibility Study.
          2.4.1 Archemix Responsibilities. Commencing as of the date of exercise of the Feasibility Study Option, Archemix shall use Commercially Reasonable Efforts, including committing such resources as are reasonably necessary for Archemix to conduct the Feasibility Study described in the Feasibility Study Plan, to conduct the Archemix Feasibility Study Activities and complete its obligations set forth in the Feasibility Study Plan on or before [***] months from the initiation of such Feasibility Study; provided, that, notwithstanding the foregoing, (a) all Archemix Feasibility Study Activities with respect to Feasibility Study Targets shall be initiated by Archemix on the same date and (b) no Feasibility Study Targets may be proposed by Lilly after the initiation by Archemix of such Archemix Feasibility Study Activities
          2.4.2 Lilly Rights and Responsibilities. Upon exercise of the Feasibility Study Option, Lilly shall: (a) provide Archemix with the sufficient quantities of each Feasibility Study Target set forth in the applicable Feasibility Study Option Exercise Notice within [***] months of the delivery by Lilly of such Feasibility Study Option Exercise Notice and acceptance by Archemix of the Feasibility Study Targets and in sufficient form for the conduct of the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Feasibility Study; (b) commit such resources as are reasonably necessary for Archemix to conduct the Feasibility Study described in the Feasibility Study Plan; and (c) as soon as practicable conduct in vitro functional assays with respect to all Active Aptamers supplied by Archemix pursuant to Section 2.4.5 until expiration of the Feasibility Study Term. In connection therewith, Lilly hereby agrees to use such Active Aptamers solely to conduct in vitro functional assays covering such Active Aptamers and for no other use or purpose and hereby acknowledges that all such Active Aptamers shall be Proprietary Materials of Archemix and subject to Section 2.4.6.
          2.4.3 Compliance. Archemix shall perform its obligations under the Feasibility Study Plan in compliance in all material respects with all Applicable Laws.
          2.4.4 Reports. Archemix shall at least [***] each Calendar Quarter during the Feasibility Study Term, provide reports to Lilly in reasonable detail regarding the status of its activities under the Feasibility Study. Archemix shall make itself available at reasonable times to provide Lilly with telephonic, email and other updates as Lilly reasonably requests.
          2.4.5 Supply of Active Aptamers by Archemix. To the extent that Archemix identifies Active Aptamers in the conduct of the Feasibility Study, Archemix shall, as soon as practicable following the issuance of the report identifying such Active Aptamers, supply Lilly with a quantity of such Active Aptamer sufficient for Lilly to conduct in vitro functional assays covering such Active Aptamer.
          2.4.6 Supply of Proprietary Materials. To the extent that either Party (the “Transferring Party”) supplies the other Party (the “Recipient Party”) with Proprietary Materials of the Transferring Party for use in the Feasibility Study, each Recipient Party hereby agrees that (a) it shall not use such Proprietary Materials for any purpose other than exercising its rights or performing its obligations under this Agreement; (b) it shall use such Proprietary Materials only in compliance with all Applicable Laws; (c) it shall not transfer any such Proprietary Materials to any Third Party without the prior written consent of the Transferring Party, except as expressly permitted by this Agreement; provided, however, that Lilly may transfer such Proprietary Materials under a material transfer agreement or equivalent agreement to (x) bona fide collaborators as part of a research collaboration where work is being done primarily for Lilly’s benefit and (y) contractors for services related to the Proprietary Materials; provided further, however, that each such agreement under (x) and (y) states that the Proprietary Materials may not be transferred to another Third Party and are otherwise subject to the other terms and conditions of this Agreement to the benefit of Archemix; (d) the Recipient Party shall not acquire any right, title or interest in or to such Proprietary Materials as a result of such supply by the Transferring Party; and (e) upon the expiration or termination of the Feasibility Study Term, the Recipient Party shall, if and as instructed by the Transferring Party, either destroy or return any such Proprietary Materials that are not the subject of the grant of a continuing license hereunder.
          2.4.7 Feasibility Study Term. The Feasibility Study shall commence on the first day of the Feasibility Study Term and shall continue until the last to expire Feasibility Study Term.
     2.5 Grant of Collaboration/License Option to Lilly.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.5.1 Grant of Collaboration/License Option. Archemix hereby grants Lilly, with respect to each Feasibility Study Target, an option (each a “Collaboration/License Option”) to enter into a collaboration and exclusive license agreement in the Territory under Archemix Patent Rights and Archemix Technology with respect to up to [***] Feasibility Study Targets for the purpose of researching, developing, making, having made, using, having used, selling, having sold, offering for sale, importing, having imported, exporting and having exported Active Aptamers directed to such Feasibility Study Targets for any and all uses within the Field. For purposes of clarity, Collaboration/License Options shall only be available with respect to Feasibility Study Targets that are listed on the Feasibility Study Target List.
          2.5.2 Collaboration/License Option Exercise; Negative Covenants.
               (a) Collaboration/License Option. Subject to Section 2.5.3, Lilly shall have the right to exercise each Collaboration/License Option at any time during the Feasibility Study Term (the “Collaboration/License Option Period”) by delivering written notice of exercise thereof (the “Collaboration/License Option Exercise Notice”) on or before the expiration of the Collaboration/License Option Period, which Collaboration/License Option Exercise Notice shall specify the Feasibility Study Target that is the subject of the Collaboration/License Option. Upon the exercise of a Collaboration/License Option with respect to a Feasibility Study Target as provided in this Section 2.5.2, the Parties shall negotiate in good faith a separate Collaboration and License Agreement (each, a “Collaboration Agreement”) covering such Feasibility Study Target for a period of up to [***] months (the “Collaboration/License Negotiation Period”), which Collaboration Agreement shall include the terms, conditions and provisions set forth in Schedule 2 attached hereto and such additional provisions as are usual and customary for inclusion in a collaboration and license agreement between companies in the pharmaceutical industry of comparable sizes to the respective Parties. For purposes of clarity, such additional terms shall supplement and shall not materially expand, limit or change the terms set forth on Schedule 2. In the event that, notwithstanding such good faith efforts, the Parties fail to execute and deliver the Collaboration Agreement within the Collaboration/License Negotiation Period, the Parties shall (a) use reasonable efforts to complete such negotiations and to execute and deliver the Collaboration Agreement as soon as possible after such Collaboration/License Negotiation Period, and (b) without limiting the generality of the foregoing, after the expiration of such additional period, each produce a list of issues not otherwise set forth on Schedule 2 on which they have failed to reach agreement and submit its list to the Third Party Expert to be resolved in accordance with Section 8.2.2 (a “Negotiation Dispute”).
               (b) Negative Covenants. Notwithstanding anything to the contrary in this Agreement, Lilly shall not be granted the right in any Collaboration Agreement to, and hereby covenants and agrees that neither it nor its Affiliates will under any such Collaboration Agreement (i) use the SELEX Process or SELEX Technology (A) on any Target that is not the Feasibility Study Target that is the subject of the Collaboration Agreement and (B) except for the purpose of identifying or modifying Active Aptamers against the Feasibility Study Target that is the subject of the Collaboration Agreement as expressly permitted under the Collaboration Agreement, (ii) research, develop, make, have made, use, have used, sell, offer for sale, have sold, distribute for sale, import, have imported, export or have exported Diagnostic Product or (iii) perform any research or development on Active Aptamers for any use outside of the Field. Notwithstanding the foregoing, Lilly shall not be restricted by this Section 2.5.2(b) from engaging
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

in any activity in which Lilly is permitted to engage pursuant to a license, sublicense or other right granted to Lilly in any agreement other than the Collaboration Agreement with respect to the SELEX Portfolio, the SELEX Process, SELEX Technology or Aptamers, whether granted by Archemix, or any Third Party having the right to grant such license, sublicense or other right. To the extent Lilly or its Affiliates engages in any activities in violation of the negative covenants set forth in this Section 2.5.2(b) during the term of the Collaboration Agreement and files any patent applications or obtains any Patent Rights related to or arising out of such activities then, without limiting any other remedy Archemix may have under this Agreement and without any further action of either Party, if Lilly has willfully undertaken such activities, then Lilly shall be deemed to have granted to Archemix, effective as of the date of any such filing, or the date on which such Patent Rights are obtained, an exclusive, fully-paid, perpetual, irrevocable, royalty-free license under all such patent applications and Patent Rights for any and all uses; if Lilly has not willfully undertaken such activities (i.e., it is not culpable), then Lilly shall be deemed to have granted to Archemix, effective as of the date of any such filing, or the date on which such Patent Rights are obtained, a non-exclusive, fully-paid, perpetual, irrevocable, royalty-free license under all such patent applications and Patent Rights for any and all uses.
          2.5.3 Option Expiration. In the event that Lilly fails to exercise any Collaboration/License Option on or before the expiration of the Collaboration/License Option Period (each, an “Expired Collaboration/License Option”), (a) all rights granted by Archemix to Lilly pursuant to this Agreement with respect to each such Expired Collaboration/License Option shall terminate and (b) Archemix shall promptly return to Lilly all Lilly Materials provided to Archemix and not otherwise the subject of a Collaboration Agreement.
3. TREATMENT OF CONFIDENTIAL INFORMATION
     3.1 Confidentiality Obligations. Archemix and Lilly each recognizes that the other Party’s Confidential Information constitutes highly valuable assets of such other Party. Archemix and Lilly each agrees that, subject to the remainder of this Article 3, it will hold in confidence and will not disclose, and will cause its Affiliates and sublicensees not to disclose, any Confidential Information of the other Party and it will not use, and will cause its Affiliates and sublicensees not to use, any Confidential Information of the other Party except as expressly permitted hereunder; provided, that, such obligations shall apply during the Term and for an additional [***] years thereafter.
     3.2 Limited Disclosure and Use. Archemix and Lilly each agrees that disclosure of its Confidential Information may be made by the other Party to any employee, consultant, contractor or Affiliate of such other Party to enable such other Party to exercise its rights or to carry out its responsibilities under this Agreement; provided, that, any such disclosure or transfer shall only be made to Persons who are bound by written obligations as described in Section 3.3. In addition, Archemix and Lilly each agrees that the other Party may disclose its Confidential Information (a) on a need-to-know basis to such other Party’s legal and financial advisors, (b) as reasonably necessary in connection with an actual or potential (i) permitted sublicense of such other Party’s rights hereunder, (ii) debt or equity financing of such other Party or (iii) transfer or sale of all or substantially all of such Party’s assets or business or in the event of its merger, consolidation, change in control or similar transaction, and (c) for any other purpose with the other Party’s written consent, not to be unreasonably withheld, conditioned or delayed. In
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

addition, each Party agrees that the other Party may disclose such Party’s Confidential Information as required by Applicable Laws; provided, that, in the case of any such disclosure, the disclosing Party shall (i) if practicable, provide the other Party with reasonable advance notice of and an opportunity to comment on any such required disclosure and (ii) if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure, at the other Party’s expense.
     3.3 Employees and Consultants. Lilly and Archemix each hereby represents that all of its employees, consultants and contractors, and all of the employees, consultants and contractors of its Affiliates, who have access to Confidential Information of the other Party are or will, prior to their participation or access, be bound by written obligations to maintain such Confidential Information in confidence and not to use such information except as expressly permitted hereunder. Each Party agrees to use, and to cause its Affiliates to use, reasonable efforts to enforce such obligations.
     3.4 Publicity. The Parties acknowledge and agree that (a) the terms of this Agreement constitute Confidential Information of each Party and may only be disclosed (i) as permitted by Section 3.2, and (ii) to investment bankers, investors, and potential investors, lenders and potential lenders and other sources and other potential sources of financing, licensees and potential licensees, acquirers or merger partners and potential acquirers or merger partners of such Party, and, with respect to Archemix, to Gilead and University License Equity Holdings, Inc.; and (b) a copy of this Agreement may be filed by either Party with the Securities and Exchange Commission if such filing is required by Applicable Laws; provided, that, in connection with any such filing, such Party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, which comments shall be reasonably considered by the filing Party. Notwithstanding anything to the contrary in Section 3.1, except as required by Applicable Laws, neither Party shall issue a press or news release or make any similar public announcement related to this Agreement without the prior written consent of the other Party.
4. INTELLECTUAL PROPERTY RIGHTS AND PROVISIONS
     4.1 Archemix Patent Rights. Archemix shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any Archemix Patent Rights.
     4.2 Lilly Patent Rights. Lilly shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Lilly Patent Rights.
     4.3 Joint Technology; Joint Patent Rights. Lilly and Archemix shall jointly own all Joint Technology and Joint Patent Rights. Notwithstanding anything to the contrary contained in this Agreement or under Applicable Laws, except to the extent exclusively licensed to one Party under this Agreement, the Parties hereby agree that either Party may use or license or sublicense to Affiliates or Third Parties all or any portion of its interest in Joint Technology, Joint Patent Rights or jointly owned Confidential Information for any purposes without the prior written consent of the other Party, without restriction and without the obligation to provide
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

compensation to the other Party, except as otherwise provided under this Agreement, provided, that, to the extent that any Joint Technology and/or Joint Patent Rights are necessary or useful for the research, development, manufacture, use, sale, importation or exportation of an Active Aptamer being commercialized by Lilly pursuant to an executed Collaboration Agreement, Archemix shall not use or license to a Third Party its interest in such Joint Technology and/or Joint Patent Rights to develop or commercialize any Aptamers that were selected against and bind to the applicable Feasibility Study Target.
     4.4 Prosecution of Patent Rights.
          4.4.1 Archemix Patent Rights. Archemix, at its sole expense and acting through patent counsel or agents of its choice, shall be solely responsible for the preparation, filing, prosecution and maintenance of the Archemix Patent Rights.
          4.4.2 Lilly and AME Patent Rights. Lilly and/or its Affiliates, as applicable, at its sole expense and acting through patent counsel or agents of its choice, shall have the sole responsibility and obligation for the preparation, filing, prosecution and maintenance of the Lilly Patent Rights.
          4.4.3 Joint Patent Rights. Archemix acting through patent counsel or agents of its choice, shall be responsible, at its own expense, for the preparation, filing, prosecution and maintenance of all Joint Patent Rights. Archemix shall provide Lilly and its patent counsel with an opportunity to consult with Archemix and its patent counsel regarding the filing and contents of any application, amendment, submission or response filed pursuant to this Section 4.4.3. Archemix shall (a) regularly provide Lilly with copies of all patent applications filed hereunder for Joint Patent Rights and other material submissions and correspondence with the patent offices, in sufficient time to allow for review and comment by Lilly; and (b) provide Lilly and its patent counsel with an opportunity to consult with Archemix and its patent counsel regarding the filing and contents of any such application, amendment, submission or response, and the advice and suggestions of Lilly and its patent counsel shall be taken into consideration in good faith by Archemix and its patent counsel in connection with such filing. Archemix shall pursue in good faith all reasonable claims and take such other reasonable actions, as may be requested by Lilly in the prosecution of any Joint Patent Rights under this Section 4.4.3; provided, however, if Archemix incurs any additional expense as a result of any such request, Lilly shall be responsible for the cost and expenses of pursuing any such additional claim or taking such other activities.
     4.5 Infringement.
          4.5.1 Notice. In the event that during the Term either Party becomes aware of any possible infringement of any Archemix Patent Rights, Lilly Patent Rights or Joint Patent Rights, including the submission by any Third Party of an abbreviated new drug application under the Hatch-Waxman Act or its equivalent outside the United States for a generic product (each, an “Infringement”), that Party shall promptly notify the other Party and provide it with all details of such Infringement of which it is aware (each, an “Infringement Notice”).
          4.5.2 Infringement of Archemix Patent Rights. Archemix shall have the sole right, but not the obligation, in its sole discretion, at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

threatened Infringement of the Archemix Patent Rights.
          4.5.3 Infringement of Lilly Patent Rights. Lilly shall have the first right, but not the obligation, at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened Infringement of the Lilly Patent Rights. Archemix shall have the right, at its own expense, to be represented in any such action by Lilly that involves the assertion of the AME Patent Rights regarding an Infringement relating to Aptamers or the SELEX Process by counsel of Archemix’s own choice; provided, that, under no circumstances shall the foregoing affect the right of Lilly to control the suit as described in the first sentence of this Section 4.5.3.
          4.5.4 Infringement of Joint Patent Rights. In the event of an Infringement of a Joint Patent Right, the Parties shall enter into good faith discussions as to whether and how to eliminate the Infringement. Each Party shall bear [***] of the cost of any action, suit or proceeding instituted under this Section 4.5.4 and [***] of all amounts recovered shall be received by each Party; provided, that, if the Parties are unable to determine whether and how to institute an action, suit or proceeding for Infringement of any such Joint Patent Right, Archemix shall have the first right to prosecute such Infringement, in which event Archemix shall bear [***] and be entitled to retain [***]. Each Party shall have the right to be represented by counsel of its own selection in any action, suit or proceeding instituted under this Section 4.5.4 by the other Party. If a Party lacks standing and the other Party has standing to bring any such action, suit or proceeding, then the Party with standing shall bring such suit at the request and expense of the other Party.
5. REPRESENTATIONS AND WARRANTIES
     5.1 Mutual Representations and Warranties. Archemix and Lilly each represents and warrants to the other, as of the Effective Date, as follows:
          5.1.1 Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement.
          5.1.2 Authorization. The execution and delivery of this Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and will not violate (a) such Party’s certificate of incorporation or bylaws, (b) any agreement, instrument or contractual obligation to which such Party is bound in any material respect, (c) any requirement of any Applicable Laws, or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency presently in effect applicable to such Party.
          5.1.3 Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions.
          5.1.4 No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     5.2 Acknowledgment of Lilly. Lilly acknowledges that the licenses and rights that may be granted to Lilly under an executed Collaboration Agreement are subject to certain limitations and restrictions set forth in the Archemix-Gilead Collaboration Agreement and agrees that Lilly shall be required in any such Collaboration Agreement to comply with the terms of the Archemix-Gilead Collaboration Agreement that Archemix is subject to thereunder.
     5.3 Acknowledgment of Archemix. Archemix acknowledges that the licenses and rights that may be granted to Archemix under this Agreement are subject to certain limitations and restrictions set forth in the Kauffman-Ixsys License Agreement and agrees that Archemix shall comply with the terms of the Kauffman-Ixsys Agreement that Lilly is subject to thereunder.
     5.4 Additional Representations and Warranties.
          5.4.1 Additional Representations and Warranties of Archemix.
               (a) Authority. Archemix represents and warrants to Lilly that Archemix Controls the Archemix Patent Rights and has the right to grant the rights granted to Lilly on the terms set forth herein.
               (b) No Litigation. Archemix represents and warrants to Lilly that, as of the Effective Date and with no further duty to update, to Archemix’s Knowledge, there is no pending litigation against Archemix that seeks to invalidate or oppose any of the patents or patent applications included in the Archemix Patent Rights.
               (c) No Infringement. Archemix represents and warrants to Lilly that to its Knowledge, there is no litigation pending or threatened that alleges that (i) the practice of the SELEX Process and/or the use of SELEX Technology as contemplated by this Agreement infringes the Patent Rights of any Third Party, (ii) the Archemix Patent Rights are invalid or unenforceable; or (iii) the use of the Archemix Patent Rights as contemplated by this Agreement infringes the Patent Rights of any Third Party.
          5.4.2 Additional Representations and Warranties of Lilly.
               (a) Authority. Lilly represents and warrants to Archemix that Lilly Controls the Lilly Patent Rights and the AME Patent Rights and has the right to grant the Feasibility Study License and the Archemix AME License granted to Archemix on the terms set forth herein.
               (b) No Litigation. Lilly represents and warrants to Archemix that, as of the Effective Date and with no further duty to update, there is no pending litigation against Lilly or any Affiliate of Lilly that seeks to invalidate or oppose any of the patents or patent applications included in the AME Patent Rights.
6. INDEMNIFICATION AND INSURANCE
     6.1 Indemnification of Archemix by Lilly. Lilly shall indemnify, defend and hold harmless Archemix, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “Archemix Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Archemix Indemnitees, or any one of them, as a direct result of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

claims, suits, actions or demands by Third Parties (collectively, the “Archemix Claims”) arising out of (a) Lilly’s research of any Active Aptamer or (b) the gross negligence or willful misconduct of Lilly or any of its Affiliates.
     6.2 Indemnification of Lilly by Archemix. Archemix shall indemnify, defend and hold harmless Lilly, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (the “Lilly Indemnitees”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the Lilly Indemnitees, or any one of them, as a direct result of claims, suits, actions or demands by Third Parties (collectively, the “Lilly Claims”) arising out of (a) Archemix’s performance of SELEX Processes under this Agreement but excluding Lilly Claims arising out of the alleged infringement of the Patent Rights of a Third Party as a result of Archemix’s use of Feasibility Study Targets pursuant to this Agreement or (b) the gross negligence or willful misconduct of Archemix or any of its Affiliates.
     6.3 Conditions to Indemnification. An Archemix Indemnitee or Lilly Indemnitee seeking recovery under this Article 6 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the indemnifying party (the “Indemnifying Party”) and provided that the Indemnifying Party is not contesting its obligation under this Article 6, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim (including without limitation any settlement thereof); provided, that, the Indemnifying Party shall not settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party, which consent shall not be unreasonably withheld, conditioned or delayed, unless such settlement includes a full release of the Indemnified Party, in which case the indemnifying Party may settle or otherwise resolve such Claim without the prior written consent of such Indemnified Party. Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.
     6.4 Indemnification of Gilead and UTC by Lilly. If and solely to the extent, legally required by the Archemix-Gilead Collaboration Agreement, Lilly shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), from and against any losses that are incurred by a Gilead Indemnitee as a result of any Claims, to the extent such Claims arise out of the possession, research, development, storage or transport, by Lilly or its Affiliates of (a) any Active Aptamers, or (b) any other products, services or activities developed by Lilly relating to the Archemix Patent Rights, including any Active Aptamers.
     6.5 Warranty Disclaimer. NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. NEITHER PARTY MAKES ANY WARRANTIES AS TO THE VALIDITY OR ENFORCEABILITY OF THE PATENT RIGHTS LICENSED BY SUCH PARTY TO THE OTHER PARTY.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     6.6 Limited Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, EXCEPT WITH RESPECT TO THE PARTYS’ INDEMNIFICATION OBLIGATIONS UNDER SECTION 6.1, 6.2 AND/OR 6.4, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.
7. TERM AND TERMINATION
     7.1 Term; Expiration. The term of this Agreement (the “Term”) shall commence on the Effective Date and continue, unless earlier terminated as provided herein, until the latest of (a) to the extent that the Feasibility Study Option is not exercised under this Agreement, the expiration of the Feasibility Study Option Period; and (b) to the extent the Feasibility Study Option is exercised under this Agreement until the expiration of the Feasibility Study Term.
     7.2 Termination.
          7.2.1 Unilateral Right to Terminate. Lilly shall have the right to terminate this Agreement, for any reason, effective immediately upon written notice to Archemix.
          7.2.2 Termination for Challenge. In the event Lilly, its Affiliates and/or Sublicensees initiates a Challenge or assists a Third Party in initiating a Challenge, Archemix shall have the right to terminate this Agreement, effective immediately upon written notice to Lilly.
          7.2.3 Termination for Breach. Except as set forth herein, either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a material breach by the other Party of this Agreement that, if curable, remains uncured for [***] days after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured.
          7.2.4 Termination for Insolvency. Each Party shall give the other Party reasonable prior notice of the filing with respect to itself of any voluntary petition, and prompt notice of the filing with respect to itself of any involuntary petition, under any bankruptcy laws. In the event that either Party: (a) files for protection under bankruptcy laws; (b) makes an assignment of all or substantially all of its assets for the benefit of creditors; (c) appoints or suffers appointment of a receiver or trustee over all or substantially all of its assets; and (d) files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] days of the filing thereof (each of (a)-(d), a “Bankruptcy Action”), then the other Party may terminate this Agreement effective immediately upon written notice to such Party. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.
     7.3 Consequences of Termination of Agreement. In the event of the termination of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

this Agreement pursuant to this Article 7, the following provisions shall apply:
               (a) all rights granted by Archemix to Lilly under this Agreement (including under the Feasibility Study Option and the Collaboration/License Option) shall immediately terminate and Archemix shall have no further obligations under Sections 2.2, 2.4 or 2.5;
               (b) the license granted by Lilly to Archemix pursuant to Section 2.1.1(b) hereunder shall continue and survive in full force and effect (except in the event of termination by Lilly under Section 7.2.3 during the Feasibility Study Term or the Collaboration/Negotiation License Period when such license shall be revocable by Lilly);
               (c) Lilly shall promptly return all Confidential Information of Archemix; provided, that, Lilly may retain one (1) copy of Confidential Information of Archemix in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder; and
               (d) Archemix shall promptly return all Confidential Information of Lilly; provided, that, Archemix may retain one (1) copy of Confidential Information of Lilly in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder.
     7.4 Remedies. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 7 are in addition to any other relief and remedies available to either Party at law.
     7.5 Surviving Provisions. Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Articles 3, 4 and 6 and Sections 2.1.1(b), 7.3, 7.4, 7.5, 9.1 and 9.2, as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term.
8. DISPUTES
     8.1 Negotiation. The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term that relates to either Party’s rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors or designees, for attempted resolution by good faith negotiations within [***] days after such notice is received. Said designated senior officials are as follows:
     For Lilly:           [***]
     For Archemix:      [***]
     8.2 Arbitration; Negotiation Disputes.
          8.2.1 Arbitration. Subject to Section 8.2.2 below, any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement or the performance by either Party of its obligations under this Agreement (excluding Negotiation
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Disputes), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”) by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in Boston, Massachusetts if such arbitration is demanded by Lilly and in Indianapolis, Indiana if such arbitration is demanded by Archemix. The method and manner of discovery in any such arbitration proceeding shall be governed by the laws of the State of Delaware. The arbitrator shall have the authority to grant injunctions and/or specific performance and to allocate between the Parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrators hereunder or pending the arbitrators’ determination of any dispute, controversy or claim hereunder.
          8.2.2 Negotiation Disputes. To the extent a Negotiation Dispute arises pursuant to Section 2.5.2, the following procedures shall apply:
               (a) The Parties shall mutually select a single independent, conflict-free arbitrator (the “Third Party Expert”), who shall have sufficient background and experience in pharmaceutical product research and collaboration agreements and who (and whose firm) is not at the time of the Negotiation Dispute and did not at any time during the [***] years prior to the Negotiation Dispute perform services for either Party, to resolve the Negotiation Dispute. If the Parties are unable to reach agreement on the selection of a Third Party Expert within [***] business days after submission to arbitration, then either or both Parties shall immediately request that the AAA select an arbitrator with the requisite background and experience. The place of arbitration shall be New York, New York.
               (b) Each Party shall prepare and submit a written summary of such Party’s position and any relevant evidence in support thereof to the Third Party Expert within [***] days of the selection of the Third Party Expert. Upon receipt of such summaries from each Party, the Third Party Expert shall provide copies of the same to the other Party. Within [***] days of the delivery of such summaries by the Third Party Expert, each Party shall submit a written rebuttal of the other Party’s summary and may also amend and re-submit its original summary. Oral presentations shall not be permitted unless otherwise requested by the Third Party Expert. The Third Party Expert shall make a final decision with respect to the Negotiation Dispute within [***] days following receipt of the last of such rebuttal statements submitted by the Parties. [***] shall bear [***] percent ([***]%) of the costs and expenses and attorneys’ fees incurred in connection with the Negotiation Dispute.
9. MISCELLANEOUS
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     9.1 Notification. All notices, requests and other communications hereunder shall be in writing, shall be addressed to the receiving Party’s address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) made by facsimile transmission, (c) sent by private courier service providing evidence of receipt or (d) sent by registered or certified mail, return receipt requested, postage prepaid. The addresses and other contact information for the parties are as follows:

If to Lilly:	If to Archemix:

Eli Lilly and Company	Archemix Corp.
Lilly Corporate Center	300 Third Street
Indianapolis, Indiana 46285	Cambridge, MA 02142
Tel: (617) 621-7700
Fax: 317-433-3000	Fax: (617) 621-9300
Attention: General Counsel	Attention: Chief Executive Officer
Attention: Legal Department

With a copy to:

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02110
Tel: (617) 542-6000
Fax: (617) 542-2241
Attn: John J. Cheney, Esq.
     All notices, requests and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving Party at the address of such Party set forth above, (ii) if made by facsimile transmission, at the time that confirmation of receipt thereof has been received by the Party delivering such notice, (iii) if sent by private courier, on the day such notice is delivered to the recipient or (iv) if sent by registered or certified mail, on the fifth (5th) business day following the day such mailing is made.
     9.2 Governing Law. This Agreement will be construed, interpreted and applied in accordance with the laws of the State of Delaware (excluding its body of law controlling conflicts of law).
     9.3 Limitations. Except as expressly set forth in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.
     9.4 Entire Agreement. This Agreement is the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof. No modification or amendment shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     9.5 Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.
     9.6 Headings. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.
     9.7 Assignment. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred, in whole or part, by either Party without the prior express written consent of the other not to be unreasonably withheld, conditioned or delayed; provided, that, either Party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of such Party’s assets or business to which this Agreement relates or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this Section 9.7 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.
     9.8 Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.
     9.9 Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.
     9.10 Severability. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby; provided, that, a Party’s rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.
     9.11 Status. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee or joint venture relationship between the Parties.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     9.12 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
     9.13 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representative in two (2) originals.

ELI LILLY AND COMPANY		ARCHEMIX CORP.

By:	/s/ Steven M. Paul, M.D.	By:	/s/ John A. Harre
Name:	Steven M. Paul	Name:	John A. Harre
Title:	Executive VP Science & Technology	Title:	VP, Legal Affairs

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A
Feasibility Study Plan
Archemix-Lilly Feasibility Study
Objective: Demonstrate the [***].
Target choice: In evaluating potential targets for the feasibility study, it is worth considering (1) the [***], and (2) [***].
Potential competitive considerations. The [***] and [***] make the following [***] for an [***].
•	[***]

•	[***]

•	[***]

•	[***]

•	[***]
Technical feasibility. Overall, there [***] to be [***] or [***] have been [***], and others. Some [***] that [***] include the following:
•	[***]

•	[***]

•	[***]

•	[***]
While [***] have been [***] and [***] in [***] remains [***] and, as such, [***] are [***] where [***]. Given all of the above [***].
Proposed research outline: The following table summarizes the key steps in the feasibility study, including responsibilities and the projected timeline.

Activity	Responsibility	Timing	Description
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Exhibit A-1

Schedule 1
AME Patent Rights

United States Patent Nos.	[***];
[***];
[***];
[***];
[***];
[***];
	[***]	and
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Schedule 1-1

Schedule 2
Terms to be Included in Collaboration Agreement
Any Collaboration Agreement negotiated under the Collaboration/License Option will include the following pre-defined terms:
1. Initial Fee – Lilly will pay Archemix a non-refundable payment of [***] dollars $[***] for [***] within [***] days of the effective date of the Collaboration Agreement. [***].
2. Research Collaboration – Archemix will have the [***] for [***]. Lilly will [***]. The number of [***], but in any event shall be [***] shall be determined by [***].
3. Governance – A [***]. Activities will be conducted [***]. All technical/scientific decisions of the [***]; provided, however, that [***].
4. Diligence – Lilly and Archemix shall [***]. Lilly shall [***].
5. Milestones – Within [***] of a Product successfully completing each of the following events or stages, Lilly will pay Archemix the following non-refundable milestone payments. Milestones will be payable [***]. [***].

Milestones	Amount ($M)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	*
[***]	[***]	*

[***]

*	[***]

[***].
If payment is made [***].
6. Royalties – For each Licensed Product, Lilly will pay Archemix [***] the following royalties on net sales of Licensed Products during the applicable Royalty Term.

Annual Tiered Net Sales	Royalties on Sales Increments
$[***]	[***]	%
$[***]	[***]	%
$[***]	[***]	%
The annual sales increments will be [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Schedule 2-1

7. Royalty Term – The royalty bearing period for each Licensed Product will [***] or [***], whichever is longer. [***].
8. Termination – Lilly will have the right to [***]. Upon termination of the agreement, the [***]. For clarity, the [***].
9. Other Targets – [***], Lilly and Archemix may include [***].
10. Confidential Information, IP Ownership – During the term of the Collaboration Agreement and for a period of [***] after the end of the term, either party receiving confidential information from the other party will (a) maintain in confidence such confidential information to the same extent that the receiving party maintains its own proprietary information of similar kind and value [***], (b) use such confidential information only for purposes of the agreement, and (c) not to disclose such confidential information to any third party without prior written consent of the other party.
     All Archemix confidential information, Archemix technology, and improvements to the SELEX technology (including without limitation the SELEX process), aptamer generic technology and aptamers developed in the course of performing the research and development program, [***]. All Lilly confidential information and Lilly technology [***].
     For clarity, Archemix shall [***] (i) [***] and (ii) [***].
11. Change in Control – The agreement will contain change of control provisions [***].
12. Press Release – If warranted, Archemix and Lilly will [***].
13. Additional Terms – The Agreement would also include [***]. The Collaboration Agreement will be governed by and construed in accordance with the laws of the State of Delaware.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.
Schedule 2-2

Schedule 3
Archemix SELEX Portfolio

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-1

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-2

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-3

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-4

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-5

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-6

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-7

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-8

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-9

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-10

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-11

	Archemix					Title/Subject
Mintz Ref. No.	Ref. No.	Status	Appl. Number	Filing Date	Country	Matter
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 3-12

Schedule 4
Gilead SELEX Portfolio

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-1

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-2

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-3

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-4

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-5

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-6

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-7

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]			[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-8

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-9

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-10

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-11

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS	FILE	ISSUE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Schedule 4-12